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                                                                 Exhibit 10(www)


                  FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT
                  -------------------------------------------

     FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT (this "Amendment") dated as of January 2, 2001 between Bank of America, N.A., a national banking association, MBG Trust a Delaware business trust and Mandalay Resort Group, a Nevada corporation.

     WHEREAS, the parties have entered into a Stock. Purchase Agreement (the "Agreement"), dated as of September 8, 2000; and

     WHEREAS, the parties wish to amend the Agreement subject to the terms and conditions of this Amendment;

     NOW THEREFORE, in consideration of the foregoing and of the mutual agreements herein contained and for other good and valuable consideration receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. Amendment. The parties agree that the reference to "January 5, 2001" in Section 2.2(d) of the Agreement shall be replaced with "March 30, 2001".

     2. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to choice of law principles).

     3. Miscellaneous. This Amendment constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto. No amendment, modification or waiver in respect of this Amendment will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties. This Amendment may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original. The headings used in this Amendment are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Amendment.

     4. Agreement Continuation. The Agreement, as modified herein, shall continue in full force and effect. All references to the Agreement in the Agreement or any document related thereto shall for all purposes constitute references to tho Agreement as amended hereby.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers on the date and year first above written.


MANDALAY RESORT GROUP


By:          GLENN W. SCHAEFFER
    -----------------------------
      Name:  Glenn W. Schaeffer
      Title: President and Chief  Financial Officer


MBG TRUST

By: WILMINGTON TRUST COMPANY,
    not in its individual capacity by solely
    as Trustee


By:       MARY KAY PUPILLO
    -----------------------------------------------
    Name:  Mary Kay Pupillo
    Title: Senior Financial Services Officer


BANK OF AMERICA, N.A.

By:        WILLIAM C. CACCAMISE
    -------------------------------------------
    Name:  William C. Caccamise
    Title: Authorized Signatory